State Farm Mutual Fund Trust Equity and Bond Fund	Summary Prospectus May 1, 2018

Ticker: NBSAX (Class A), NBSBX (Class B), SLBAX (Premier), SLBBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus, annual report, semi-annual report and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, annual report, semi-annual report, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The fund’s financial highlights included on pages 194-223 in the annual report dated December 31, 2017 are incorporated by reference into this summary prospectus. The current prospectus and statement of additional information, dated May 1, 2018, also are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Equity and Bond Fund (the “Equity and Bond Fund” or the “Fund”) seeks long term growth of principal while providing some current income.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 93 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Premier	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%	None	5.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	5.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Premier	Legacy Class B
Management fees	0.00%	0.00%	0.00%	0.00%
Distribution [and/or Service] (12b-1) fees	0.25%	0.95%	0.25%	0.65%
Other Expenses	0.09%	0.09%	0.09%	0.09%
Acquired Fund Fees & Expenses(1)	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.04%	1.74%	1.04%	1.44%
Less: Fee Waiver	-0.09%	-0.09%	-0.19%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.95%	1.65%	0.85%	1.35%

(1)	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.
(2)	State Farm Investment Management Corp. (the “Manager” or “SFIMC”), the investment adviser to the Fund, has contractually agreed to reimburse the Fund for expenses the Fund pays. The reimbursement is in an amount required to keep the Fund’s Total Annual Fund Operating Expenses at or below a specified level for each share class. This fee waiver applies through April 30, 2019, and the Manager may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Mutual Fund Trust.

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Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$592	$806	$1,037	$1,700
Class B	$668	$889	$1,135	$1,859
Premier	$582	$796	$1,028	$1,691
Legacy Class B	$437	$722	$ 978	$1,608

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$168	$539	$935	$1,859
Legacy Class B	$137	$447	$778	$1,608

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund, two other funds of State Farm Mutual Fund Trust. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund.

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Equity Fund. Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s portfolio.

Bridgeway primarily invests its portion of the Equity Fund in a diversified portfolio of large growth stocks. Bridgeway selects stocks within the large-cap growth category for the Equity Fund using a statistically driven approach.

Westwood primarily invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

The Manager selects investments for the Bond Fund. The Bond Fund is invested primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) has rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as “junk bonds.”

In making investment decisions on specific securities for the Bond Fund, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

The Manager, Bridgeway, and Westwood may sell individual securities in the underlying funds for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

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•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by a fund’s investment adviser or sub-adviser of the securities to be purchased or sold by a fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds a fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, a fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Prepayment and Extension Risk.    The risk that homeowners or consumers may alter the pace of repayment on their mortgage or consumer loans, which may affect the yield of mortgage-or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to a fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•

Liquidity Risk.    The investment adviser or sub-adviser to a fund may have difficulty selling securities a fund holds at the time it would like to sell, and at the value a fund has placed on those securities.

•

Income Risk.    The risk that the income from the bonds a fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

•

Investment Company Securities Risk.    The Fund invests in securities of other open-end investment companies. The risks of investment in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

An investment in this Fund may be appropriate for you if you are seeking long term growth potential and some current income, or if you are seeking the convenience of a balanced portfolio of stocks and bonds in a single investment. You may not want to invest in this Fund if you have a short term investment horizon, want the greater growth potential of an investment entirely in equity securities or are unwilling to accept share price fluctuation.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Premier shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed to measures of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at https://www.statefarm.com/finances/mutual-funds/investment- resources/price-performance-distributions/state-farm-fund- performance or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 8.42%,

during the third quarter of 2009.

Worst quarter: -13.81%,

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

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impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Premier shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns (For the periods ended December 31, 2017)
Equity and Bond Fund	1 Year	5 Years	10 Years
Premier Shares (formerly known as Legacy Class A shares)
• Return Before Taxes	9.62%	8.92%	5.27%
• Return After Taxes on Distributions	8.14%	8.04%	4.44%
• Return After Taxes on Distributions and Sale of Fund Shares	6.23%	6.81%	3.91%
Legacy Class B Shares
• Return Before Taxes	12.07%	9.35%	5.47%
Class A Shares
• Return Before Taxes	9.47%	8.86%	5.24%
Class B Shares
• Return Before Taxes	10.09%	9.11%	5.30%
Blended Benchmark (reflects no deduction for fees, expenses or taxes.)	14.21%	10.13%	6.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes.)	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes.)	3.54%	2.10%	4.01%

SFIMC computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The equity portion of the Fund is sub-advised by Bridgeway and Westwood.

Portfolio Managers—

	Name	Title	Length of Service
Bridgeway	John Montgomery	Chief Investment Officer, Portfolio Manager	Since 2008

	Elena Khoziaeva	Portfolio Manager	Since 2008

	Michael Whipple	Portfolio Manager	Since 2008

Westwood	Mark Freeman	Chief Investment Officer	Since 2008

	Matt Lockridge	Senior Vice President and Research Analyst	Since 2012

	Scott Lawson	Vice President and Senior Research Analyst	Since 2008

	Varun Singh	Vice President and Senior Research Analyst	Since 2013
SFIMC	John Malito	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional— State Farm Mutual Automobile Insurance Company	Since 2016

	Lisa Rogers	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive— State Farm Mutual Automobile Insurance Company	Since 2016

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or automated clearing house (“ACH”) without an automatic investment plan (“AIP”)	$1,000 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$1,000 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

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Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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